UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-04700
The Gabelli Equity Trust Inc.
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Equity Trust Inc.

Annual Report
December 31, 2009

Mario J. Gabelli, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2009.
Investment Performance
     For the year ended December 31 2009, The Gabelli Equity Trust’s (the “Fund”) net asset value (“NAV”) total return was 45.1% and the total return for the Fund’s publicly traded shares was 61.6%, compared with gains of 26.5% and 22.7% for the S&P 500 Index and the Dow Jones Industrial Average, respectively. On December 31, 2009, the Fund’s NAV per share was $5.03, while the price of the publicly traded shares closed at $5.04 on the New York Stock Exchange (“NYSE”).

Sincerely yours,

Bruce N. Alpert
February 19, 2010	President

Comparative Results
Average Annual Returns through December 31, 2009 (a) (Unaudited)

								Since
								Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	(08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	7.51%	45.06%	(6.04)%	2.32%	3.47%	8.56%	8.25%	9.91%
Investment Total Return (c)	4.06	61.56	(6.25)	1.42	3.22	8.21	7.78	9.51
S&P 500 Index	6.04	26.47	(5.62)	0.42	(0.95)	8.04	8.20	9.06 (d)
Dow Jones Industrial Average	8.09	22.74	(3.10)	1.97	1.33	9.28	9.53	10.43 (d)
Nasdaq Composite Index	6.91	43.89	(2.06)	0.85	(5.67)	7.64	8.37	7.94

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

THE GABELLI EQUITY TRUST INC.
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2009:

Food and Beverage	11.7%
Financial Services	8.8%
Cable and Satellite	8.4%
Energy and Utilities	7.7%
Diversified Industrial	6.7%
Telecommunications	5.9%
Equipment and Supplies	5.3%
Entertainment	4.8%
Consumer Products	4.1%
Health Care	3.5%
Automotive: Parts and Accessories	3.2%
Publishing	2.9%
Business Services	2.4%
Retail	2.4%
Machinery	2.1%
Aviation: Parts and Services	2.0%
Consumer Services	2.0%
Aerospace	1.7%
Specialty Chemicals	1.7%
Communications Equipment	1.5%
Hotels and Gaming	1.5%
Electronics	1.3%
Wireless Communications	1.3%
Metals and Mining	1.2%
Agriculture	1.1%
Environmental Services	0.7%
Automotive	0.7%
Broadcasting	0.7%
Computer Software and Services	0.6%
Transportation	0.5%
U.S. Government Obligations	0.5%
Real Estate	0.5%
Closed-End Funds	0.4%
Manufactured Housing and Recreational Vehicles	0.1%
Real Estate Investment Trusts	0.1%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES
Quarter Ended December 31, 2009
(Unaudited)

		Ownership at
		December 31,
	Shares	2009
NET PURCHASES
Common Stocks
AMR Corp.	100,000	200,000
AOL Inc. (a)	50,001	50,001
Ascent Media Corp., Cl. A	1,150	18,000
BBA Aviation plc	27,000	630,000
Becton, Dickinson and Co.	1,000	3,000
Boston Scientific Corp.	60,000	180,000
Brasil Telecom SA, ADR (b)	45,480	45,480
Brasil Telecom SA, Cl. C, ADR (b)	25,801	25,801
Cephalon Inc.	3,000	5,000
CVS Caremark Corp.	40,000	115,000
Dana Holding Corp.	15,000	215,000
DIRECTV, Cl. A (c)(d)	760,000	760,000
Eastman Kodak Co.	60,000	200,000
EchoStar Corp., Cl. A	4,000	30,740
Ferro Corp.	50,000	550,000
H&R Block Inc.	2,000	22,000
HSN Inc.	2,000	29,000
Interactive Brokers Group Inc., Cl. A	5,000	30,000
ITO EN Ltd.	10,000	150,000
Jardine Strategic Holdings Ltd.	5,000	5,000
Kinnevik Investment AB, Cl. A	30,000	30,000
Ladbrokes plc	450,029	1,550,087
Legg Mason Inc.	10,000	230,000
Liberty Media Corp. — Starz, Cl. A (d)	39,500	39,500
Macy’s Inc.	160,000	400,000
Merck & Co. Inc. (e)	55,000	110,000
Modine Manufacturing Co.	10,000	340,000
Rolls-Royce Group plc, Cl. C (f)	72,000,000	72,000,000
Skyline Corp.	3,000	33,000
SSL International plc	50,000	100,000
Superior Industries International Inc.	5,000	42,000

Rights
Clearwire Corp., expire 06/21/10 (g)	14,000	14,000

	Principal
	Amount
Convertible Corporate Bonds
Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17	$2,000,000	$2,000,000
U.S. Government Obligations
U.S. Treasury Note 4.125%, 08/15/10	370,000	370,000

	Shares
NET SALES
Common Stocks
America Movil SAB de CV, Cl. L, ADR	(1,000)	94,000
American Express Co.	(4,000)	536,000
American International Group Inc.	(1,000)	4,000
Ameriprise Financial Inc.	(1,000)	5,000
AMETEK Inc.	(4,000)	248,000
Amgen Inc.	(2,000)	38,000
Ampco-Pittsburgh Corp.	(2,000)	158,000
Archer-Daniels-Midland Co.	(5,000)	290,000
Artio Global Investors Inc.	(5,000)	95,000
Baldor Electric Co.	(2,000)	158,000
Banco Santander SA, ADR	(2,000)	88,000
BERU AG (h)	(2,000)	—
BP plc, ADR	(12,000)	235,000
BPW Acquisition Corp.	(30,000)	280,000
Brasil Telecom Participacoes SA, ADR (b)	(30,000)	—
BT Group plc	(100,000)	1,600,000
Cablevision Systems Corp., Cl. A	(25,000)	1,450,000
CBS Corp., Cl. A, Voting	(20,400)	360,000
Cenveo Inc.	(55)	—
Champion Enterprises Inc.	(150,000)	—
Citadel Broadcasting Corp.	(10,343)	—
Citigroup Inc.	(10,000)	240,000
CMS Energy Corp.	(5,000)	60,000
Commerzbank AG, ADR	(1,400)	138,600
ConocoPhillips	(14,000)	300,000
Contax Participacoes SA, ADR	(6,554)	180,000
Cooper Industries plc	(15,000)	210,000
Corning Inc.	(10,000)	470,000
Danone	(24,370)	225,000
Deutsche Bank AG	(2,000)	144,000
Deutsche Telekom AG, ADR	(10,000)	160,000
Diageo plc, ADR	(1,000)	203,000
Discovery Communications Inc., Cl. A	(2,500)	132,000
Discovery Communications Inc., Cl. C	(2,500)	132,000
DISH Network Corp., Cl. A	(20,000)	100,000
Donaldson Co. Inc.	(1,000)	192,000
DTE Energy Co.	(2,000)	10,000
Duke Energy Corp.	(20,000)	180,000
Federal National Mortgage Association	(50,000)	—
Flowserve Corp.	(12,000)	134,000
Fomento Economico Mexicano SAB de CV, ADR	(4,000)	93,000
Frontier Communications Corp.	(45,000)	—
GenCorp Inc.	(10,000)	290,000
General Electric Co.	(20,000)	200,000
Genuine Parts Co.	(5,000)	275,000
Gerber Scientific Inc.	(5,000)	90,000
Gray Television Inc.	(7,000)	35,000
Gray Television Inc., Cl. A	(4,000)	16,000
Great Plains Energy Inc.	(13,000)	55,000
Greif Inc., Cl. A	(2,000)	188,000
Grupo Bimbo SAB de CV, Cl. A	(45,000)	730,000
GVT (Holding) SA	(20,000)	—
H.J. Heinz Co.	(5,000)	95,000
Harley-Davidson Inc.	(2,000)	30,000
Honeywell International Inc.	(20,000)	420,000
Hospira Inc.	(2,000)	16,000
Huttig Building Products Inc.	(20,000)	—
IDEX Corp.	(11,000)	307,000
Il Sole 24 Ore	(60,000)	1,630,587
Interval Leisure Group Inc.	(5,000)	40,000
ITO EN Ltd., Preference	(15,000)	45,000
Johnson & Johnson	(5,000)	55,000
Johnson Controls Inc.	(2,000)	198,000
Kellogg Co.	(2,000)	14,000
Kerry Group plc, Cl. A	(2,000)	66,000
Leucadia National Corp.	(2,000)	130,000
Liberty Media Corp. — Entertainment, Cl. A (d)	(430,000)	—
Liberty Media Corp. — Interactive, Cl. A	(10,000)	200,000
LIN TV Corp., Cl. A	(5,000)	45,000
Live Nation Inc.	(125)	—
Lockheed Martin Corp.	(2,000)	6,000
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
PORTFOLIO CHANGES (Continued)
Quarter Ended December 31, 2009
(Unaudited)

		Ownership at
		December 31,
	Shares	2009
NET SALES (Continued)
Common Stocks (Continued)
LSI Corp.	(5,000)	75,000
Marsh & McLennan Companies Inc.	(28,000)	232,000
Media General Inc., Cl. A	(18,000)	200,000
Meredith Corp.	(2,000)	120,000
MGM Mirage	(30,000)	110,000
Moody’s Corp.	(5,000)	40,000
National Presto Industries Inc.	(500)	13,500
NEC Corp., ADR	(7,500)	—
News Corp., Cl. A	(20,000)	1,380,000
Nortel Networks Corp.	(100)	—
Northeast Utilities	(10,000)	190,000
Northrop Grumman Corp.	(15,000)	50,000
Omnova Solutions Inc.	(5,000)	280,000
Orient-Express Hotels Ltd., Cl. A	(2,000)	42,000
Park-Ohio Holdings Corp.	(2,000)	98,000
PepsiAmericas Inc.	(18,000)	522,000
PepsiCo Inc.	(38,000)	100,000
Pernod-Ricard SA	(587)	50,000
Prudential Financial Inc.	(2,500)	—
Qwest Communications International Inc.	(40,000)	320,000
Remy Cointreau SA	(1,000)	36,000
Rollins Inc.	(9,600)	1,035,000
Rovi Corp.	(39,000)	21,000
Rowan Companies Inc.	(7,000)	193,000
Schering-Plough Corp. (e)	(100,000)	—
Scripps Networks Interactive Inc., Cl. A	(5,000)	120,000
State Street Corp.	(3,000)	120,000
SUPERVALU Inc.	(10,000)	40,000
Telecom Argentina SA, ADR	(10,000)	38,000
Telecom Italia SpA	(100,000)	900,000
Telefonica SA, ADR	(2,000)	203,000
Telefonos de Mexico SAB de CV, Cl. L, ADR	(3,000)	52,000
Tenaris SA, ADR	(5,000)	70,000
The DIRECTV Group Inc. (c)	(410,000)	—
The E.W. Scripps Co., Cl. A	(20,333)	30,000
The Fairchild Corp., Cl. A	(120,000)	—
The Great Atlantic & Pacific Tea Co. Inc.	(15,000)	210,000
The Hershey Co.	(2,000)	68,000
The McGraw-Hill Companies Inc.	(12,000)	170,000
The Procter & Gamble Co.	(5,000)	—
The Travelers Companies Inc.	(3,000)	—
Time Warner Cable Inc.	(3,000)	80,000
Tokyo Broadcasting System Holdings Inc.	(4,000)	110,000
Tyco International Ltd.	(15,000)	190,000
UnitedHealth Group Inc.	(10,000)	100,000
Universal Entertainment Corp. (i)	(12,700)	125,000
Viacom Inc., Cl. A	(10,000)	300,000
Vodafone Group plc, ADR	(9,000)	36,000
Waddell & Reed Financial Inc., Cl. A	(10,000)	90,000
Walgreen Co.	(10,000)	90,000
Waste Management Inc.	(10,000)	190,000
Westar Energy Inc.	(5,000)	265,000
William Demant Holding A/S	(1,000)	65,000
Yahoo! Inc.	(5,000)	180,000
YAKULT HONSHA Co. Ltd.	(20,000)	380,000

Convertible Preferred Stocks
Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	(2,000)	23,000

(a)	Spin-off — 1 share of AOL Inc. for every 11 shares of Time Warner Inc.

(b)	Merger — 1.506028 shares of Brasil Telecom SA, ADR and 0.860033 shares of Brasil Telecom SA, Cl. C, ADR for every 1 share of Brasil Telecom Participacoes SA, ADR held.

(c)	Name change and reclassification of Common Shares to Class A Shares.

(d)	Exchange — 1.00017 shares of DIRECTV, Cl. A and 0.1 shares of Liberty Media Corp. — Starz, Cl. A for every 1 share of Liberty Media Corp. — Entertainment, Cl. A held.

(e)	Merger — 0.5767 shares of Merck & Co. Inc. for every 1 share of Schering-Plough Corp. held.

(f)	Stock dividend — 60 shares Rolls-Royce Group plc, Cl. C for every 1 share of Rolls-Royce Group plc held.

(g)	Rights issuance — 1 share of Rights for every 1 share of Common Stock held.

(h)	Cash Merger — $73.39 for every 1 share held.

(i)	Name change from Aruze Corp.
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS — 99.0%
	Food and Beverage — 11.7%
32,000	Brown-Forman Corp., Cl. A	$1,556,972	$1,803,200
6,250	Brown-Forman Corp., Cl. B	410,925	334,812
120,000	Cadbury plc, ADR	5,698,877	6,166,800
70,000	Campbell Soup Co.	1,928,257	2,366,000
50,000	China Mengniu Dairy Co. Ltd.†	138,064	178,954
15,000	Coca-Cola Enterprises Inc.	275,289	318,000
100,000	Constellation Brands Inc., Cl. A†	1,264,244	1,593,000
45,000	Corn Products International Inc.	633,413	1,315,350
225,000	Danone	10,770,736	13,814,743
300,000	Davide Campari — Milano SpA	3,120,039	3,137,320
190,000	Dean Foods Co.†	4,074,416	3,427,600
60,000	Del Monte Foods Co.	564,374	680,400
203,000	Diageo plc, ADR	8,469,887	14,090,230
120,000	Dr. Pepper Snapple Group Inc.	2,970,121	3,396,000
70,000	Flowers Foods Inc.	519,947	1,663,200
93,000	Fomento Economico Mexicano SAB de CV, ADR	1,250,365	4,452,840
25,000	General Mills Inc.	1,213,148	1,770,250
730,000	Grupo Bimbo SAB de CV, Cl. A	2,114,009	4,754,319
95,000	H.J. Heinz Co.	3,350,647	4,062,200
36,000	Heineken NV	1,682,918	1,716,731
150,000	ITO EN Ltd.	3,464,995	2,249,960
45,000	ITO EN Ltd., Preference	997,629	434,369
14,000	Kellogg Co.	502,615	744,800
66,000	Kerry Group plc, Cl. A	758,380	2,077,727
100,000	Kraft Foods Inc., Cl. A	3,162,392	2,718,000
11,500	LVMH Moet Hennessy Louis Vuitton SA	397,547	1,292,157
1,000	MEIJI Holdings Co. Ltd.†	50,608	37,687
70,000	Morinaga Milk Industry Co. Ltd.	299,202	275,836
25,000	Nestlé SA	513,610	1,213,205
522,000	PepsiAmericas Inc.	9,871,908	15,273,720
100,000	PepsiCo Inc.	4,827,359	6,080,000
50,000	Pernod-Ricard SA	4,405,689	4,294,193
64,000	Ralcorp Holdings Inc.†	1,243,785	3,821,440
36,000	Remy Cointreau SA	2,078,396	1,837,493
450,000	Sara Lee Corp.	6,467,781	5,481,000
75,000	The Coca-Cola Co.	3,336,187	4,275,000
20,000	The Hain Celestial Group Inc.†	267,663	340,200
68,000	The Hershey Co.	2,827,376	2,433,720
2,000	The J.M. Smucker Co.	52,993	123,500
125,660	Tootsie Roll Industries Inc.	1,558,589	3,440,571
140,000	Tyson Foods Inc., Cl. A	1,805,240	1,717,800
380,000	YAKULT HONSHA Co. Ltd.	10,693,823	11,465,078

		111,590,415	142,669,405

	Financial Services — 8.8%
536,000	American Express Co.	25,334,763	21,718,720
4,000	American International Group Inc.†	277,350	119,920
5,000	Ameriprise Financial Inc.	145,527	194,100
19,452	Argo Group International Holdings Ltd.†	752,879	566,831
95,000	Artio Global Investors Inc.†	2,469,126	2,421,550
88,000	Banco Santander SA, ADR	315,014	1,446,720
134	Berkshire Hathaway Inc., Cl. A†	393,177	13,292,800
10,000	Calamos Asset Management Inc., Cl. A	155,620	115,300
240,000	Citigroup Inc.	1,553,373	794,400
138,600	Commerzbank AG, ADR†	2,617,678	1,171,170
144,000	Deutsche Bank AG	11,584,816	10,211,040
20,000	Fortress Investment Group LLC, Cl. A†	176,151	89,000
22,000	H&R Block Inc.	369,710	497,640
30,000	Interactive Brokers Group Inc., Cl. A†	774,323	531,600
210,000	Janus Capital Group Inc.	3,589,340	2,824,500
70,088	JPMorgan Chase & Co.	2,006,316	2,920,567
30,000	Kinnevik Investment AB, Cl. A	450,841	503,169
230,000	Legg Mason Inc.	7,092,802	6,936,800
130,000	Leucadia National Corp.†	1,631,259	3,092,700
5,000	Loews Corp.	183,078	181,750
232,000	Marsh & McLennan Companies Inc.	7,140,927	5,122,560
40,000	Moody’s Corp.	2,191,519	1,072,000
22,000	Och-Ziff Capital Management Group LLC, Cl. A	214,559	302,280
120,000	State Street Corp.	4,047,374	5,224,800
20,000	SunTrust Banks Inc.	419,333	405,800
150,000	T. Rowe Price Group Inc.	4,610,820	7,987,500
5,000	The Allstate Corp.	209,064	150,200
160,038	The Bank of New York Mellon Corp.	5,421,388	4,476,263
10,000	The Blackstone Group LP	156,323	131,200
43,000	The Charles Schwab Corp.	628,337	809,260
15,000	The Dun & Bradstreet Corp.	353,346	1,265,550
115,000	The Phoenix Companies Inc.†	1,529,476	319,700
90,000	Waddell & Reed Financial Inc., Cl. A	1,928,405	2,748,600
299,910	Wells Fargo & Co.	8,981,504	8,094,571

		99,705,518	107,740,561

	Cable and Satellite — 8.4%
1,450,000	Cablevision Systems Corp., Cl. A	30,537,605	37,439,000
110,000	Comcast Corp., Cl. A, Special	658,947	1,761,100
760,000	DIRECTV, Cl. A†	16,515,939	25,346,005
100,000	DISH Network Corp., Cl. A	2,548,495	2,077,000
30,740	EchoStar Corp., Cl. A†	923,528	619,104
176,770	Liberty Global Inc., Cl. A†	2,780,875	3,873,031
139,001	Liberty Global Inc., Cl. C†	2,941,276	3,037,172
495,690	Rogers Communications Inc., Cl. B, New York	4,053,956	15,366,390
19,310	Rogers Communications Inc., Cl. B, Toronto	137,424	603,570
120,000	Scripps Networks Interactive Inc., Cl. A	3,863,791	4,980,000
160,000	Shaw Communications Inc., Cl. B, New York	329,198	3,291,200
40,000	Shaw Communications Inc., Cl. B, Toronto	52,983	828,800
80,000	Time Warner Cable Inc.	4,909,256	3,311,200

		70,253,273	102,533,572

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

Shares/			Market
Units		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities — 7.7%
3,500	AGL Resources Inc.	$63,091	$127,645
68,000	Allegheny Energy Inc.	1,081,525	1,596,640
70,000	Apache Corp.	2,728,670	7,221,900
235,000	BP plc, ADR	14,669,077	13,622,950
61,000	CH Energy Group Inc.	2,515,309	2,593,720
60,000	CMS Energy Corp.	384,628	939,600
300,000	ConocoPhillips	18,345,525	15,321,000
70,000	Constellation Energy Group Inc.	2,067,062	2,461,900
2,800	Diamond Offshore Drilling Inc.	313,674	275,576
60,000	DPL Inc.	1,411,620	1,656,000
10,000	DTE Energy Co.	444,137	435,900
180,000	Duke Energy Corp.	3,258,828	3,097,800
300,000	El Paso Corp.	3,636,326	2,949,000
265,000	El Paso Electric Co.†	4,404,805	5,374,200
75,000	Exxon Mobil Corp.	2,571,862	5,114,250
23,000	FPL Group Inc.	897,653	1,214,860
55,000	Great Plains Energy Inc.	1,377,222	1,066,450
220,000	Halliburton Co.	4,034,029	6,619,800
20,000	Marathon Oil Corp.	242,414	624,400
10,000	Mirant Corp.†	192,014	152,700
140,000	Mirant Corp., Escrow† (a)	0	0
2,000	Niko Resources Ltd., New York	110,842	187,724
1,000	Niko Resources Ltd., Toronto	55,421	94,086
10,000	NiSource Inc.	215,500	153,800
190,000	Northeast Utilities	3,663,753	4,900,100
19,000	Oceaneering International Inc.†	512,207	1,111,880
1,500	PetroChina Co. Ltd., ADR	105,964	178,440
3,500	Petroleo Brasileiro SA, ADR	115,194	166,880
100,000	Progress Energy Inc., CVO†	52,000	15,000
193,000	Rowan Companies Inc.†	7,043,387	4,369,520
5,000	SJW Corp.	68,704	112,850
20,000	Southwest Gas Corp.	451,132	570,600
130,000	Spectra Energy Corp.	3,274,110	2,666,300
60,000	The AES Corp.†	342,618	798,600
10,000	Transocean Ltd.†	782,489	828,000
265,000	Westar Energy Inc.	4,469,895	5,755,800

		85,902,687	94,375,871

	Diversified Industrial — 6.5%
3,000	Acuity Brands Inc.	76,507	106,920
158,000	Ampco-Pittsburgh Corp.	2,060,108	4,981,740
158,000	Baldor Electric Co.	5,291,250	4,438,220
210,000	Cooper Industries plc	5,595,589	8,954,400
250,000	Crane Co.	5,569,151	7,655,000
200,000	General Electric Co.	4,727,229	3,026,000
188,000	Greif Inc., Cl. A	2,290,527	10,148,240
18,000	Greif Inc., Cl. B	559,808	902,700
420,000	Honeywell International Inc.	13,993,263	16,464,000
250,000	ITT Corp.	6,493,529	12,435,000
5,000	Jardine Strategic Holdings Ltd.	86,787	88,000
30,000	Material Sciences Corp.†	30,306	53,100
98,000	Park-Ohio Holdings Corp.†	1,017,645	553,700
1,000	Pentair Inc.	31,908	32,300
19,000	Sulzer AG	403,775	1,489,584
70,000	Trinity Industries Inc.	899,679	1,220,800
190,000	Tyco International Ltd.	9,059,347	6,779,200

		58,186,408	79,328,904

	Telecommunications — 5.8%
65,000	BCE Inc.	1,607,839	1,794,650
15,000	Bell Aliant Regional Communications Income Fund (a)(b)	481,466	401,059
45,480	Brasil Telecom SA, ADR†	1,438,987	1,324,832
25,801	Brasil Telecom SA, Cl. C, ADR†	415,396	412,558
1,600,000	BT Group plc	6,616,168	3,488,823
7,040,836	Cable & Wireless Jamaica Ltd.† (c)	128,658	32,463
835,000	Cincinnati Bell Inc.†	5,491,857	2,880,750
160,000	Deutsche Telekom AG, ADR	2,638,176	2,352,000
5,000	Fastweb†	123,323	138,337
5,000	France Telecom SA, ADR	146,305	126,200
30,000	Hellenic Telecommunications Organization SA	660,359	442,536
8,500	Hellenic Telecommunications Organization SA, ADR	90,649	63,920
95,000	Koninklijke KPN NV	221,092	1,612,455
320,000	Qwest Communications International Inc.	1,283,656	1,347,200
1,200,000	Sprint Nextel Corp.†	14,545,353	4,392,000
184,000	Tele Norte Leste Participacoes SA, ADR	2,443,834	3,941,280
38,000	Telecom Argentina SA, ADR†	231,164	639,160
900,000	Telecom Italia SpA	3,682,362	1,403,730
203,000	Telefonica SA, ADR	9,608,951	16,954,560
52,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	239,723	862,160
265,000	Telephone & Data Systems Inc.	12,354,090	8,988,800
360,000	Telephone & Data Systems Inc., Special	15,809,811	10,872,000
60,000	Telmex Internacional SAB de CV, ADR	187,288	1,065,000
15,000	TELUS Corp.	280,203	489,219
150,000	Verizon Communications Inc.	5,247,005	4,969,500
5,169	Windstream Corp.	19,996	56,807

		85,993,711	71,051,999

	Equipment and Supplies — 5.3%
248,000	AMETEK Inc.	4,143,133	9,483,520
4,000	Amphenol Corp., Cl. A	14,775	184,720
94,000	Circor International Inc.	974,241	2,366,920
192,000	Donaldson Co. Inc.	2,979,493	8,167,680
50,000	Fedders Corp.† (a)	71,252	0
134,000	Flowserve Corp.	4,994,665	12,667,020
23,000	Franklin Electric Co. Inc.	250,434	668,840
90,000	Gerber Scientific Inc.†	962,744	454,500
85,000	GrafTech International Ltd.†	837,991	1,321,750
307,000	IDEX Corp.	7,355,178	9,563,050
40,000	Ingersoll-Rand plc	826,578	1,429,600
102,000	Lufkin Industries Inc.	990,973	7,466,400
11,000	Mueller Industries Inc.	485,034	273,240
2,000	Sealed Air Corp.	17,404	43,720
70,000	Tenaris SA, ADR	3,080,791	2,985,500
4,000	The Manitowoc Co. Inc.	25,450	39,880
90,000	The Weir Group plc	378,710	1,043,013
190,000	Watts Water Technologies Inc., Cl. A	2,957,983	5,874,800

		31,346,829	64,034,153

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Entertainment — 4.8%
32,000	Canal+ Groupe	$34,011	$260,562
2,002	Chestnut Hill Ventures† (a)	54,500	67,527
132,000	Discovery Communications Inc., Cl. A†	2,275,644	4,048,440
132,000	Discovery Communications Inc., Cl. C†	1,588,657	3,500,640
3,000	DreamWorks Animation SKG Inc., Cl. A†	68,959	119,850
690,000	Grupo Televisa SA, ADR	8,053,491	14,324,400
39,500	Liberty Media Corp. — Starz, Cl. A†	791,786	1,822,925
100,000	Pinnacle Entertainment Inc.†	483,433	898,000
10,000	Regal Entertainment Group, Cl. A	134,259	144,400
10,000	The Walt Disney Co.	164,934	322,500
300,000	Time Warner Inc.	13,128,270	8,742,000
110,000	Tokyo Broadcasting System Holdings Inc.	3,205,473	1,535,406
125,000	Universal Entertainment Corp.†	2,914,886	1,546,143
300,000	Viacom Inc., Cl. A†	13,911,309	9,450,000
400,000	Vivendi	11,744,513	11,924,251

		58,554,125	58,707,044

	Consumer Products — 4.1%
70,000	Avon Products Inc.	1,945,464	2,205,000
17,000	Christian Dior SA	643,155	1,748,814
12,000	Church & Dwight Co. Inc.	79,628	725,400
12,000	Clorox Co.	667,921	732,000
200,000	Eastman Kodak Co.†	1,869,099	844,000
105,000	Energizer Holdings Inc.†	4,653,239	6,434,400
120,000	Fortune Brands Inc.	5,780,354	5,184,000
2,266	Givaudan SA	653,003	1,810,478
60,000	Hanesbrands Inc.†	1,376,148	1,446,600
30,000	Harley-Davidson Inc.	1,393,692	756,000
4,000	Jarden Corp.	91,909	123,640
8,000	Mattel Inc.	144,000	159,840
13,500	National Presto Industries Inc.	428,276	1,474,605
10,000	Oil-Dri Corp. of America	171,255	155,000
78,000	Pactiv Corp.†	806,922	1,882,920
56,000	Reckitt Benckiser Group plc	1,721,681	3,035,534
33,000	Svenska Cellulosa AB, Cl. B	450,176	440,252
975,000	Swedish Match AB	10,871,307	21,381,549

		33,747,229	50,540,032

	Health Care — 3.5%
12,000	Abbott Laboratories	506,418	647,880
14,046	Allergan Inc.	655,380	885,038
38,000	Amgen Inc.†	2,221,438	2,149,660
20,000	Baxter International Inc.	1,150,370	1,173,600
3,000	Becton, Dickinson and Co.	247,299	236,580
35,000	Biogen Idec Inc.†	806,669	1,872,500
180,000	Boston Scientific Corp.†	2,039,963	1,620,000
85,000	Bristol-Myers Squibb Co.	2,152,363	2,146,250
5,000	Cephalon Inc.†	330,435	312,050
25,000	Covidien plc	1,067,172	1,197,250
4,000	GlaxoSmithKline plc, ADR	216,096	169,000
30,000	Henry Schein Inc.†	764,324	1,578,000
16,000	Hospira Inc.†	564,148	816,000
55,000	Johnson & Johnson	3,568,740	3,542,550
80,000	Life Technologies Corp.†	2,065,234	4,178,400
10,000	Mead Johnson Nutrition Co. Cl. A	240,000	437,000
110,000	Merck & Co. Inc.	2,705,749	4,019,400
10,000	Nobel Biocare Holding AG	286,712	336,217
98,000	Novartis AG, ADR	4,369,878	5,334,140
100,000	SSL International plc	1,023,492	1,267,929
100,000	UnitedHealth Group Inc.	4,718,253	3,048,000
6,000	Watson Pharmaceuticals Inc.†	206,082	237,660
65,000	William Demant Holding A/S†	2,952,976	4,914,898
7,000	Zimmer Holdings Inc.†	339,145	413,770

		35,198,336	42,533,772

	Automotive: Parts and Accessories — 3.2%
86,000	BorgWarner Inc.	1,126,424	2,856,920
173,000	CLARCOR Inc.	1,433,218	5,612,120
215,000	Dana Holding Corp.†	1,440,698	2,330,600
275,000	Genuine Parts Co.	9,733,864	10,439,000
198,000	Johnson Controls Inc.	4,110,529	5,393,520
135,000	Midas Inc.†	1,878,589	1,140,750
340,000	Modine Manufacturing Co.†	7,797,338	4,025,600
130,000	O’Reilly Automotive Inc.†	3,828,485	4,955,600
175,000	Standard Motor Products Inc.†	1,873,526	1,491,000
42,000	Superior Industries International Inc.	924,270	642,600

		34,146,941	38,887,710

	Publishing — 2.9%
10,000	Idearc Inc.†	1,041	33
1,630,587	Il Sole 24 Ore	13,663,384	4,485,710
348,266	Independent News & Media plc†	438,219	64,903
200,000	Media General Inc., Cl. A†	10,814,644	1,568,000
120,000	Meredith Corp.	5,027,674	3,702,000
1,380,000	News Corp., Cl. A	17,769,302	18,892,200
20,000	News Corp., Cl. B	186,274	318,400
332	Seat Pagine Gialle SpA†	15,932	77
30,000	The E.W. Scripps Co., Cl. A†	196,198	208,800
170,000	The McGraw-Hill Companies Inc.	6,610,424	5,696,700

		54,723,092	34,936,823

	Business Services — 2.4%
6,000	ACCO Brands Corp.†	77,008	43,680
18,000	Ascent Media Corp., Cl. A†	550,594	459,540
280,000	BPW Acquisition Corp.†	2,769,277	2,948,400
120,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,016,845	1,246,800
180,000	Contax Participacoes SA, ADR	73,939	486,000
100,000	Diebold Inc.	3,782,286	2,845,000
200,000	G4S plc	0	841,840
1,000	Hertz Global Holdings Inc.†	7,031	11,920
12,000	Jardine Matheson Holdings Ltd.	289,300	362,160
92,000	Landauer Inc.	2,498,708	5,648,800
40,500	MasterCard Inc., Cl. A	1,780,529	10,367,190
50,000	Monster Worldwide Inc.†	1,145,594	870,000
340,000	The Interpublic Group of Companies Inc.†	2,916,817	2,509,200
8,000	Visa Inc., Cl. A	352,000	699,680

		18,259,928	29,340,210

	Retail — 2.2%
100,000	AutoNation Inc.†	1,070,027	1,915,000
500	AutoZone Inc.†	43,965	79,035
40,000	Coldwater Creek Inc.†	157,162	178,400
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Retail (Continued)
50,000	Costco Wholesale Corp.	$2,293,269	$2,958,500
115,000	CVS Caremark Corp.	3,957,698	3,704,150
10,108	Denny’s Corp.†	14,358	22,137
29,000	HSN Inc.†	513,331	585,510
400,000	Macy’s Inc.	7,302,180	6,704,000
50,000	Sally Beauty Holdings Inc.†	416,927	382,500
40,000	SUPERVALU Inc.	1,155,671	508,400
210,000	The Great Atlantic & Pacific Tea Co. Inc.†	3,744,698	2,475,900
50,000	Wal-Mart Stores Inc.	2,439,001	2,672,500
90,000	Walgreen Co.	3,081,212	3,304,800
32,000	Whole Foods Market Inc.†	805,826	878,400

		26,995,325	26,369,232

	Machinery — 2.1%
20,000	Caterpillar Inc.	136,559	1,139,800
20,000	CNH Global NV†	135,583	499,600
435,000	Deere & Co.	12,737,846	23,529,150

		13,009,988	25,168,550

	Aviation: Parts and Services — 2.0%
350,000	Curtiss-Wright Corp.	4,965,900	10,962,000
290,000	GenCorp Inc.†	2,785,874	2,030,000
104,000	Precision Castparts Corp.	5,728,725	11,476,400

		13,480,499	24,468,400

	Consumer Services — 2.0%
100,000	IAC/InterActiveCorp.†	2,555,272	2,048,000
200,000	Liberty Media Corp. - Interactive, Cl. A†	4,375,109	2,168,000
1,035,000	Rollins Inc.	10,606,254	19,954,800

		17,536,635	24,170,800

	Aerospace — 1.7%
630,000	BBA Aviation plc	1,504,391	1,668,820
30,899	Kaman Corp.	665,917	713,458
6,000	Lockheed Martin Corp.	351,540	452,100
50,000	Northrop Grumman Corp.	2,832,021	2,792,500
1,200,000	Rolls-Royce Group plc†	9,166,092	9,371,365
72,000,000	Rolls-Royce Group plc, Cl. C†	117,622	116,294
110,000	The Boeing Co.	6,421,247	5,954,300

		21,058,830	21,068,837

	Specialty Chemicals — 1.7%
13,000	Ashland Inc.	217,620	515,060
30,000	E.I. du Pont de Nemours and Co.	1,263,365	1,010,100
550,000	Ferro Corp.	7,852,322	4,532,000
4,000	FMC Corp.	136,430	223,040
45,000	H.B. Fuller Co.	620,163	1,023,750
70,000	International Flavors & Fragrances Inc.	3,296,486	2,879,800
280,000	Omnova Solutions Inc.†	1,795,698	1,716,400
260,000	Sensient Technologies Corp.	4,760,885	6,838,000
100,000	Zep Inc.	1,293,508	1,732,000

		21,236,477	20,470,150

	Communications Equipment — 1.5%
470,000	Corning Inc.	4,016,595	9,075,700
80,000	Motorola Inc.†	889,575	620,800
250,000	Thomas & Betts Corp.†	8,254,260	8,947,500

		13,160,430	18,644,000

	Hotels and Gaming — 1.5%
5,230	Accor SA	270,296	286,778
200,000	Gaylord Entertainment Co.†	5,147,797	3,950,000
40,000	Interval Leisure Group Inc.†	774,061	498,800
1,550,087	Ladbrokes plc	11,207,065	3,442,579
90,000	Las Vegas Sands Corp.†	769,685	1,344,600
3,900,000	Mandarin Oriental International Ltd.	7,272,574	5,811,000
110,000	MGM Mirage†	2,914,897	1,003,200
42,000	Orient-Express Hotels Ltd., Cl. A†	903,469	425,880
34,000	Starwood Hotels & Resorts Worldwide Inc.	520,597	1,243,380
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	293,033
2,000	Wynn Resorts Ltd.	74,539	116,460

		30,010,430	18,415,710

	Electronics — 1.3%
6,000	Advanced Micro Devices Inc.†	57,915	58,080
16,000	Bel Fuse Inc., Cl. A	500,167	311,040
5,000	Hitachi Ltd., ADR†	347,376	153,400
180,000	Intel Corp.	3,637,892	3,672,000
75,000	LSI Corp.†	442,152	450,750
5,000	MEMC Electronic Materials Inc.†	78,650	68,100
20,000	Molex Inc., Cl. A	519,697	382,600
21,000	Rovi Corp.†	349,645	669,270
35,000	Royal Philips Electronics NV	48,221	1,030,400
275,000	Texas Instruments Inc.	6,623,135	7,166,500
62,000	Tyco Electronics Ltd.	2,382,901	1,522,100

		14,987,751	15,484,240

	Wireless Communications — 1.3%
94,000	America Movil SAB de CV, Cl. L, ADR	1,327,307	4,416,120
14,000	Clearwire Corp., Cl. A†	250,895	94,640
1,700	NTT DoCoMo Inc.	3,438,005	2,365,598
32,165	Tim Participacoes SA, ADR	390,212	955,622
115,400	United States Cellular Corp.†	5,343,392	4,894,114
56,938	Vivo Participacoes SA, ADR	2,233,072	1,765,078
36,000	Vodafone Group plc, ADR	978,620	831,240

		13,961,503	15,322,412

	Metals and Mining — 1.2%
15,000	Agnico-Eagle Mines Ltd.	717,413	810,000
70,000	Alcoa Inc.	1,424,369	1,128,400
88,000	Barrick Gold Corp.	2,576,640	3,465,440
4,000	Freeport-McMoRan Copper & Gold Inc.†	102,895	321,160
75,000	Ivanhoe Mines Ltd.†	560,208	1,095,750
52,000	New Hope Corp. Ltd.	70,252	219,531
155,000	Newmont Mining Corp.	4,747,145	7,333,050

		10,198,922	14,373,331

	Agriculture — 1.1%
290,000	Archer-Daniels-Midland Co.	6,675,316	9,079,900
31,000	Monsanto Co.	1,451,491	2,534,250
15,000	Syngenta AG, ADR	189,981	844,050
10,000	The Mosaic Co.	176,051	597,300

		8,492,839	13,055,500

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Environmental Services — 0.7%
97,000	Republic Services Inc.	$905,229	$2,746,070
190,000	Waste Management Inc.	4,812,032	6,423,900

		5,717,261	9,169,970

	Automotive — 0.7%
125,000	Navistar International Corp.†	3,272,936	4,831,250
96,750	PACCAR Inc.	431,444	3,509,123

		3,704,380	8,340,373

	Broadcasting — 0.7%
360,000	CBS Corp., Cl. A, Voting	11,170,705	5,058,000
2,000	Cogeco Inc.	39,014	54,845
25,334	Corus Entertainment Inc., Cl. B, New York	46,981	476,279
6,666	Corus Entertainment Inc., Cl. B, Toronto	12,406	126,519
35,000	Gray Television Inc.†	117,772	52,850
16,000	Gray Television Inc., Cl. A†	174,110	24,320
77,000	Liberty Media Corp. — Capital, Cl. A†	990,182	1,838,760
45,000	LIN TV Corp., Cl. A†	360,203	200,700
100,000	Television Broadcasts Ltd.	396,239	481,724

		13,307,612	8,313,997

	Computer Software and Services — 0.6%
8,000	Alibaba.com Ltd.	13,935	18,572
50,001	AOL Inc.†	1,585,079	1,164,017
10,000	Check Point Software Technologies Ltd.†	169,874	338,800
100,000	NCR Corp.†	1,769,210	1,113,000
40,000	Rockwell Automation Inc.	1,653,266	1,879,200
25,256	Telecom Italia Media SpA†	26,868	3,635
180,000	Yahoo! Inc.†	5,445,736	3,020,400

		10,663,968	7,537,624

	Transportation — 0.5%
200,000	AMR Corp.†	2,691,024	1,546,000
165,000	GATX Corp.	4,548,661	4,743,750
3,000	Grupo TMM SA, Cl. A, ADR†	70,729	11,280

		7,310,414	6,301,030

	Real Estate — 0.5%
2,000	Brookfield Asset Management Inc., Cl. A	70,670	44,360
55,500	Griffin Land & Nurseries Inc.	529,368	1,616,715
145,000	The St. Joe Co.†	8,124,996	4,189,050

		8,725,034	5,850,125

	Closed-End Funds — 0.4%
31,500	Royce Value Trust Inc.	388,297	340,200
104,000	The Central Europe and Russia Fund Inc.	2,391,965	3,430,960
70,000	The New Germany Fund Inc.	754,518	839,300

		3,534,780	4,610,460

	Manufactured Housing and Recreational Vehicles — 0.1%
7,000	Martin Marietta Materials Inc.	144,225	625,870
10,000	Nobility Homes Inc.†	195,123	104,500
33,000	Skyline Corp.	1,126,258	607,200

		1,465,606	1,337,570

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	37,490	84,740
24,984	Rayonier Inc.	798,811	1,053,325

		836,301	1,138,065

	TOTAL COMMON STOCKS	1,037,003,477	1,206,290,432

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
23,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	720,607	851,000

	RIGHTS — 0.0%
	Wireless Communications — 0.0%
14,000	Clearwire Corp., expire 06/21/10†	0	5,600

	WARRANTS — 0.0%
	Business Services — 0.0%
310,000	BPW Acquisition Corp., expire 02/26/14†	30,973	275,900

	Energy and Utilities — 0.0%
12,183	Mirant Corp., Ser. A, expire 01/03/11†	36,353	5,848

	TOTAL WARRANTS	67,326	281,748

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.4%
	Retail — 0.2%
$3,300,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	3,238,979	3,184,500

	Diversified Industrial — 0.2%
2,000,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	2,000,000	2,117,500

	TOTAL CONVERTIBLE CORPORATE BONDS	5,238,979	5,302,000

	CORPORATE BONDS — 0.0%
	Consumer Products — 0.0%
1,000,000	Pillowtex Corp., Sub. Deb., 9.000%, 12/15/10† (a)	0	0

	U.S. GOVERNMENT OBLIGATIONS — 0.5%
	U.S. Treasury Bills — 0.3%
3,390,000	U.S. Treasury Bills, 0.041% to 0.193%††, 03/25/10 to 05/20/10	3,388,527	3,389,203

	U.S. Treasury Cash Management Bills — 0.2%
2,410,000	U.S. Treasury Cash Management Bill, 0.157%††, 06/10/10	2,408,319	2,408,192

	U.S. Treasury Notes — 0.0%
370,000	U.S. Treasury Note, 4.125%, 08/15/10	378,922	378,773

	TOTAL U.S. GOVERNMENT OBLIGATIONS	6,175,768	6,176,168

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2009

		Market
	Cost	Value
TOTAL INVESTMENTS — 100.0%	$1,049,206,157	$1,218,906,948

Other Assets and Liabilities (Net)		(3,281,583)
PREFERRED STOCK (8,218,262 preferred shares outstanding)		(305,356,550)

NET ASSETS — COMMON STOCK (180,862,988 common shares outstanding)		$910,268,815

NET ASSET VALUE PER COMMON SHARE ($910,268,815 ÷ 180,862,988 shares outstanding)		$5.03

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2009, the market value of fair valued securities amounted to $468,586 or 0.04% of total investments.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of Rule 144A securities amounted to $2,518,559 or 0.21% of total investments.

(c)	At December 31, 2009, the Fund held an investment in a restricted security amounting to $32,463 or 0.00% of total investments, which were valued under methods approved by the Board of Directors as follows:

				12/31/09
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0046

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVO	Contingent Value Obligation

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	77.5%	$944,752,783
Europe	16.9	205,856,571
Latin America	3.9	47,061,389
Japan	1.6	20,063,477
Asia/Pacific	0.1	1,172,728

Total Investments	100.0%	$1,218,906,948

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (cost $1,049,206,157)	$1,218,906,948
Foreign currency, at value (cost $2,544)	2,556
Cash	13,918
Receivable for investments sold	17,556
Dividends and interest receivable	1,770,353
Deferred offering expense	143,532
Prepaid expense	31,827
Other asset	26,389

Total Assets	1,220,913,079

Liabilities:
Distributions payable	140,187
Payable for investment advisory fees	3,825,793
Payable for payroll expenses	40,016
Payable for accounting fees	11,250
Payable for auction agent fees	665,573
Payable for shareholder communications expenses	333,695
Unrealized depreciation on swap contracts	30,066
Other accrued expenses	241,134

Total Liabilities	5,287,714

Preferred Stock:
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series F Cumulative Preferred Stock (6.200%, $25 liquidation value, $0.001 par value, 6,000,000 shares authorized with 5,850,402 shares issued and outstanding)	146,260,050

Total Preferred Stock	305,356,550

Net Assets Attributable to Common Shareholders	$910,268,815

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$819,662,252
Accumulated distributions in excess of net investment income	(874,905)
Accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(78,193,618)
Net unrealized appreciation on investments	169,700,791
Net unrealized depreciation on swap contracts	(30,066)
Net unrealized appreciation on foreign currency translations	4,361

Net Assets	$910,268,815

Net Asset Value per Common Share
($910,268,815 ÷ 180,862,988 shares outstanding, at $0.001 par value; 246,000,000 shares authorized)	$5.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

Investment Income:
Dividends (net of foreign taxes of $675,205)	$24,226,467
Interest	296,817

Total Investment Income	24,523,284

Expenses:
Investment advisory fees	10,775,116
Shareholder communications expenses	818,825
Auction agent fees	284,517
Legal and audit fees	283,980
Payroll expenses	159,707
Custodian fees	152,530
Shareholder services fees	144,258
Directors’ fees	143,313
Accounting fees	45,000
Interest expense	296
Tax expense	21
Miscellaneous expenses	320,154

Total Expenses	13,127,717

Less:
Advisory fee reduction	(177,201)
Advisory fee reduction on unsupervised assets (Note 4)	(1,554)
Custodian fee credits	(13)

Total Reductions and Credits	(178,768)

Net Expenses	12,948,949

Net Investment Income	11,574,335

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency:
Net realized loss on investments	(56,267,043)
Net realized gain on futures contracts	83,173
Net realized gain on swap contracts	691,544
Net realized gain on foreign currency transactions	312,484

Net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(55,179,842)

Net change in unrealized appreciation/depreciation:
on investments	344,399,783
on swap contracts	(107,194)
on foreign currency translations	(255,413)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	344,037,176

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency	288,857,334

Net Increase in Net Assets Resulting from Operations	300,431,669

Total Distributions to Preferred Stock Shareholders	(12,991,753)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$287,439,916

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
Operations:
Net investment income	$11,574,335	$20,949,808
Net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions	(55,179,842)	(16,429,163)
Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	344,037,176	(730,777,915)

Net Increase/(Decrease) in Net Assets Resulting from Operations	300,431,669	(726,257,270)

Distributions to Preferred Shareholders:
Net investment income	(12,991,753)	(19,287,568)

Total Distributions to Preferred Shareholders	(12,991,753)	(19,287,568)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	287,439,916	(745,544,838)

Distributions to Common Shareholders:
Net investment income	(17,615)	(549,586)
Return of capital	(127,616,760)	(138,218,574)

Total Distributions to Common Shareholders	(127,634,375)	(138,768,160)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	26,068,179	21,433,746
Net increase in net assets from repurchase of preferred shares	319,017	573,717
Offering costs for preferred shares charged to paid-in-capital	—	650

Net Increase in Net Assets from Fund Share Transactions	26,387,196	22,008,113

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	186,192,737	(862,304,885)
Net Assets Attributable to Common Shareholders:
Beginning of period	724,076,078	1,586,380,963

End of period (including undistributed net investment income of $0 and $0, respectively)	$910,268,815	$724,076,078

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2009		2008		2007	2006		2005
Operating Performance:
Net asset value, beginning of period	$4.14		$9.22		$9.40	$8.10		$8.69

Net investment income	0.06		0.12		0.14	0.18		0.09
Net realized and unrealized gain/(loss) on investments, written options, futures contracts, swap contracts, and foreign currency transactions	1.62		(4.30)		1.12	2.18		0.47

Total from investment operations	1.68		(4.18)		1.26	2.36		0.56

Distributions to Preferred Shareholders:(a)
Net investment income	(0.07)		(0.11)		(0.02)	(0.03)		(0.01)
Net realized gain	—		—		(0.12)	(0.12)		(0.14)

Total distributions to preferred shareholders	(0.07)		(0.11)		(0.14)	(0.15)		(0.15)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.61		(4.29)		1.12	2.21		0.41

Distributions to Common Shareholders:
Net investment income	(0.00	)(e)	(0.00	)(e)	(0.12)	(0.16)		(0.08)
Net realized gain	—		—		(0.57)	(0.72)		(0.77)
Return of capital	(0.72)		(0.80)		(0.61)	—		—

Total distributions to common shareholders	(0.72)		(0.80)		(1.30)	(0.88)		(0.85)

Fund Share Transactions:
Increase/(decrease) in net asset value from common stock share transactions	0.00	(e)	0.01		—	—		(0.00	)(e)
Decrease in net asset value from shares issued in rights offering	—		—		—	—		(0.15)
Increase in net asset value from repurchase of preferred shares	0.00	(e)	0.00	(e)	—	—		—
Offering costs for preferred shares charged to paid-in capital	—		0.00	(e)	—	(0.03)		(0.00	)(e)
Offering costs for issuance of rights charged to paid-in capital	—		—		—	(0.00	)(e)	(0.00	)(e)

Total fund share transactions	0.00	(e)	0.01		—	(0.03)		(0.15)

Net Asset Value Attributable to Common Shareholders, End of Period	$5.03		$4.14		$9.22	$9.40		$8.10

Net Asset Value Total Return †	44.10%		(49.06)%		12.14%	28.17%		5.50%

Market Value, End of Period	$5.04		$3.70		$9.28	$9.41		$8.03

Total Investment Return ††	61.56%		(54.77)%		12.75%	29.42%		0.66%

See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Ratios and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,215,626	$1,106,614	$1,990,123	$2,114,399	$1,764,634
Net assets attributable to common shares, end of period (in 000’s)	$910,269	$724,076	$1,586,381	$1,586,906	$1,345,891
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	1.53%	1.73%	1.16%	2.12%	1.27%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.74%	1.52%	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of fee reduction, if any	1.72%	1.19%	1.46%	1.43%	1.39%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.22%	1.14%	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction, if any	1.20%	0.89%	1.17%	1.11%	1.04%
Portfolio turnover rate †††	6.7%	13.5%	17.2%	29.5%	22.4%

Preferred Stock:
7.200% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	—	—	—	$123,750	$165,000
Total shares outstanding (in 000’s)	—	—	—	4,950	6,600
Liquidation preference per share	—	—	—	$25.00	$25.00
Average market value (b)	—	—	—	$25.27	$25.92
Asset coverage per share	—	—	—	$100.21	$105.35
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$72,000	$117,000	$130,000	$130,000	$130,000
Total shares outstanding (in 000’s)	3	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$99,525	$72,320	$123,230	$100,211	$105,353
5.875% Series D Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$59,097	$72,532	$73,743	$73,743	$73,743
Total shares outstanding (in 000’s)	2,364	2,901	2,950	2,950	2,950
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (b)	$23.39	$22.69	$23.86	$23.98	$24.82
Asset coverage per share	$99.53	$72.32	$123.23	$100.21	$105.35
Auction Rate Series E Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$28,000	$45,000	$50,000	$50,000	$50,000
Total shares outstanding (in 000’s)	1	2	2	2	2
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (c)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$99,525	$72,320	$123,230	$100,211	$105,353
6.200% Series F Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$146,260	$148,007	$150,000	$150,000	—
Total shares outstanding (in 000’s)	5,850	5,920	6,000	6,000	—
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	—
Average market value (b)	$24.08	$23.48	$24.69	$25.12	—
Asset coverage per share	$99.53	$72.32	$123.23	$100.21	—
Asset Coverage (d)	398%	289%	493%	401%	421%

†	Based on net asset value per share, adjusted for reinvestment of distributions, at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholders.

††	Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to the 2005 rights offering, assuming full subscription by shareholders.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 27.3%, 33.1%, and 27.0%, respectively.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	Based on weekly prices.

(c)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their stock in the auctions.

(d)	Asset coverage is calculated by combining all series of preferred stock.

(e)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Equity Trust Inc. (the “Equity Trust”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.
     The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$94,375,871	—	$0	$94,375,871
Equipment and Supplies	64,034,153	—	0	64,034,153
Entertainment	58,639,517	—	67,527	58,707,044
Aerospace	20,952,543	$116,294	—	21,068,837
Telecommunications	70,618,477	433,522	—	71,051,999
Other Industries (a)	897,052,528	—	—	897,052,528

Total Common Stocks	1,205,673,089	549,816	67,527	1,206,290,432

Convertible Preferred Stocks (a)	851,000	—	—	851,000
Rights (a)	5,600	—	—	5,600
Warrants (a)	281,748	—	—	281,748
Convertible Corporate Bonds	—	$5,302,000	—	5,302,000
Corporate Bonds	—	—	0	0
U.S. Government Obligations	—	6,176,168	—	6,176,168

TOTAL INVESTMENTS IN SECURITIES	$1,206,811,437	$12,027,984	$67,527	$1,218,906,948

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreements	$—	$(30,066)	$—	$(30,066)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the instrument.
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	12/31/09	at 12/31/09†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$33,000	$—	$—	$—	$—	$(33,000)	$0	$—
Equipment and Supplies	0	—	—	—	—	—	0	—
Entertainment	67,427	—	—	100	—	—	67,527	100

Total Common Stocks	100,427	—	—	100	—	(33,000)	67,527	100

Corporate Bonds	0	—	—	—	—	—	0	—

TOTAL INVESTMENTS IN SECURITIES	$100,427	$—	$—	$100	$—	$(33,000)	$67,527	$100

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the year ended December 31, 2009, the Fund had no investments in option contracts.
Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or to hedge or protect its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series C Cumulative Preferred Stock and Series E Cumulative Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
During the year ended December 31, 2009, the Fund had no investments in interest rate swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2009 are as follows:

Notional	Equity Security	Interest Rate/	Termination	Net Unrealized
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$1,434,950 (180,000 Shares)	Rolls-Royce Group plc	Rolls-Royce Group plc	6/25/10	$(29,946)
17,556 (10,800,000 Shares)	Rolls-Royce Group plc, Cl. C	Rolls-Royce Group plc, Cl. C	6/25/10	(120)

				$(30,066)

The Fund increased the volume of activity in equity contract for difference swap agreements during the year ended December 31, 2009 with an average notional amount of approximately $1,076,433.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2009, the value of equity contract for difference swap agreements that were held with equity risk exposure can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts.
For the year ended December 31, 2009, the effect of equity contract for difference swap agreements with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts, and Net change in unrealized appreciation/depreciation on swap contracts.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The Fund held equity futures contracts through October 1, 2009, with an average notional amount of approximately $9,897,575. At December 31, 2009, there were no open futures contracts.
For the year ended December 31, 2009, the effect of equity futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts, and Foreign Currency, Net realized gain on futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the year ended December 31, 2009, the Fund had no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2009, there were no open repurchase agreements.
     Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2009, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassifications of capital gains and swap gains. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2009, reclassifications were made to decrease accumulated distributions in excess of net investment income by $957,389 and to increase accumulated net realized loss on investments, futures contracts, swap contracts, and foreign currency transactions by $963,073, with an offsetting adjustment to paid-in capital.
     Under the Fund’s distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.
     Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock (“Cumulative Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
Distributions paid from:	Common	Preferred	Common	Preferred
Ordinary income
(inclusive of short-term capital gains)	$17,615	$12,991,753	$549,586	$19,287,568
Return of capital	127,616,760	—	138,218,574	—

Total distributions paid	$127,634,375	$12,991,753	$138,768,160	$19,287,568

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(59,042,461)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	149,763,255
Other temporary differences*	(114,231)

Total	$90,606,563

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables, income from investments in hybrid securities, and swap mark-to-market and accrual adjustments.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $59,042,461 which are available to reduce future required distributions of net capital gains to shareholders. $5,677,941 of the loss carryforward is available through 2016; and $53,364,520 is available through 2017.
     At December 31, 2009, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in real estate investment trusts and partnerships, and mark-to-market adjustments on passive foreign investment companies.
     The following summarizes the tax cost of investments and the related unrealized appreciation/depreciation at December 31, 2009:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,069,117,988	$323,836,379	$(174,047,419)	$149,788,960
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2009, the Fund did not incur any interest or penalties. As of December 31, 2009, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor its tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.
     The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or the corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2009, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or the corresponding swap rate of the outstanding Preferred Stock. Thus, advisory fees were accrued on these assets.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     During the year ended December 31, 2009, the Fund paid brokerage commissions on security trades of $180,396 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2009, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2009, the Fund paid or accrued $159,707 in payroll expenses in the Statement of Operations.
     The Fund pays each Director who is not considered an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Advisory Fee Reduction on Unsupervised Assets. This reduction in the advisory fee paid to the Adviser relates to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During 2009, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $1,554.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2009, other than short-term securities and U.S. Government obligations, aggregated $68,273,015 and $157,718,172, respectively.
     Purchases of U.S. Government obligations for the year ended December 31, 2009, other than short-term obligations, aggregated $378,961.
6. Capital. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2009 and December 31, 2008, the Fund did not repurchase any shares of its common stock in the open market.
     Transactions in common shares were as follows:

	Year Ended		Year Ended
	December 31, 2009		December 31, 2008
	Shares	Amount	Shares	Amount
Net increase from shares issued upon reinvestment of distributions	5,943,836	$26,068,179	2,814,862	$21,433,746
     The Fund’s Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     A shelf registration authorizing the offering of additional preferred shares was declared effective by the SEC on March 20, 2008.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. Holders that have submitted sell orders have not been able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series C Stock ranged from 0.105% to 1.725% during the year ended December 31, 2009. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2009, the Fund redeemed and retired 1,800 shares of Series C Stock. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At the time the Fund redeemed its Series C Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series C Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $103,562. At December 31, 2009, 2,880 shares of Series C Stock were outstanding with an annualized dividend rate of 0.120% and accrued dividends amounted to $480.
     During the year ended December 31, 2008, the Fund redeemed and retired 520 shares of Series C Stock.
     On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock (“Series D Stock”). Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the Series D Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2009, the Fund repurchased and retired 57,409 shares of Series D Stock in the open market at a cost of $1,292,467 and an average discount of approximately 9.99% from its liquidation preference. In addition, the Fund also redeemed and retired 480,000 shares of its outstanding Series D Stock as authorized by the Board. The redemption date was March 26, 2009 and the redemption price was $25.00 per Series D Stock, which was equal to the liquidation preference of the Series D Stock. Dividends on the redeemed Series D Stock ceased to accumulate on the redemption date. At the times the Fund redeemed or repurchased its Series D Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series D Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $30,427. At December 31, 2009, 2,363,860 shares of 5.875% Series D Stock were outstanding and accrued dividends amounted to $38,577.
     During the year ended December 31, 2008, the Fund repurchased 48,431 shares of Series D Stock in the open market at a cost of $977,750 and an average discount of approximately 19.29% from its liquidation preference.
     On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock (“Series E Stock”). The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series E Stock subject to bid orders by potential holders has been less than the number of Series E Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. In that event, holders that have submitted sell orders have not been able to sell any or all of the Series E Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate. The dividend rates of Series E Stock ranged from 0.060% to 0.675% during the year ended December 31, 2009. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of Series E Stock may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Stock in whole or in part at the redemption price at any time. During the year ended December 31, 2009, the Fund redeemed and retired 680 shares of Series E Stock. Shareholders received the redemption price of $25,000 per share, which was equal to the liquidation preference, together with any accumulated and unpaid dividends, for each share redeemed. At the time the Fund redeemed its Series E Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series E Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $40,055. At December 31, 2009, 1,120 shares of Series E Stock were outstanding with an annualized dividend rate of 0.075% and accrued dividends amounted to $373.
     During the year ended December 31, 2008, the Fund redeemed and retired 200 shares of Series E Stock.

THE GABELLI EQUITY TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
     On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock (“Series F Stock”). Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series F Stock in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2009, the Fund repurchased and retired 69,864 shares of Series F Stock in the open market at a cost of $1,570,341 and an average discount of approximately 10.13% from its liquidation preference. At the time the Fund repurchased its Series F Stock, the total return on the NAV of the Common Shares did not exceed the dividend rate of the Series F Stock; therefore advisory fees were not paid on these shares, reducing the advisory fee by $3,157. At December 31, 2009, 5,850,402 shares of Series F Stock were outstanding and accrued dividends amounted to $100,757.
     During the year ended December 31, 2008, the Fund repurchased and retired 79,734 shares of Series F Stock in the open market at a cost of $1,652,658 and an average discount of approximately 13.93% from its liquidation preference.
     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
9. Subsequent Events. Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2009 through February 25, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI EQUITY TRUST INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of
The Gabelli Equity Trust Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the “Trust”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 25, 2010

THE GABELLI EQUITY TRUST INC.
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

			Number of
	Term of		Funds in Fund
Name, Position(s)	Office and		Complex
Address[1]	Length of		Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]		Director	During Past Five Years	Held by Director[5]
INTERESTED DIRECTORS[3]:
Mario J. Gabelli Director and Chief Investment Officer Age: 67	Since 1986	*	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT DIRECTORS[6]:
Thomas E. Bratter Director Age: 70	Since 1986	*	4	Director, President, and Founder of The John Dewey Academy (residential college preparatory therapeutic high school)	—

Anthony J. Colavita[4] Director Age: 74	Since 1999	**	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[4] Director Age: 71	Since 1989	***	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	—

Frank J. Fahrenkopf Jr. Director Age: 70	Since 1998	**	6	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	—

Arthur V. Ferrara Director Age: 79	Since 2001	*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995)	—

Anthony R. Pustorino Director Age: 84	Since 1986	***	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)

Salvatore J. Zizza Director Age: 64	Since 1986	**	28	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology) Director of Trans-Lux
					Corporation (business services)

THE GABELLI EQUITY TRUST INC.
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 58	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. 1998 through 2008; Chairman of Teton Advisors, Inc. since 2008; Senior Vice President of GAMCO Investors, Inc since 2008

Carter W. Austin Vice President Age: 43	Since 2000	Vice President of The Gabelli Dividend & Income Trust since 2003, The Gabelli Global Gold, Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006, and The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

Molly A.F. Marion Vice President and Ombudsman Age: 55	Since 2009	Vice President of The Gabelli Global Gold, Natural Resources & Income Trust since 2005; Assistant Vice President of GAMCO Investors, Inc. since 2006

Agnes Mullady Treasurer and Secretary Age: 51	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 56	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* — Term expires at the Fund’s 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** — Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** — Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Represents holders of the Fund’s Preferred Stock.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

[6]	Directors who are not interested persons are considered “Independent” Directors.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Unaudited)
December 31, 2009
Cash Dividends and Distributions

		Total Amount	Ordinary	Long-Term		Dividend
Payable	Record	Paid	Investment	Capital	Return of	Reinvestment
Date	Date	Per Share (a)	Income (a)	Gains (a)	Capital (c)	Price
Common Stock
03/24/09	03/17/09	$0.20000	$0.00010	—	$0.19990	$3.34000
06/23/09	06/16/09	0.20000	0.00010	—	0.19990	4.09450
09/23/09	09/16/09	0.16000	0.00010	—	0.15990	4.87350
12/17/09	12/14/09	0.16000	0.00010	—	0.15990	4.94000

		$0.72000	$0.00040	—	$0.71960

5.875% Series D Cumulative Preferred Stock
03/26/09	03/19/09	$0.36719	$0.36719	—
06/26/09	06/19/09	0.36719	0.36719	—
09/28/09	09/21/09	0.36719	0.36719	—
12/28/09	12/18/09	0.36719	0.36719	—

		$1.46875	$1.46875	—

6.200% Series F Cumulative Preferred Stock
03/26/09	03/19/09	$0.38750	$0.38750	—
06/26/09	06/19/09	0.38750	0.38750	—
09/28/09	09/21/09	0.38750	0.38750	—
12/28/09	12/18/09	0.38750	0.38750	—

		$1.55000	$1.55000	—
Auction Rate Series C and E Cumulative Preferred Stock
     Auction Rate Preferred Stock pays dividends weekly based on a rate set at auction, usually held every seven days. There were no 2009 distributions derived from long-term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock.
     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2009 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2009.
Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income
     In 2009, the Fund paid to common, 5.875% Series D, and 6.200% Series F cumulative preferred shareholders ordinary income dividends totaling $0.0004, $1.46875, and $1.5500 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E cumulative preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $70.60 and $65.24 per share, respectively, in 2009. For the year ended December 31, 2009, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2009 derived from U.S. Government securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2009. The percentage of U.S. Government securities held as of December 31, 2009 was 0.51%.

The Annual Meeting of The Gabelli Equity Trust’s shareholders will be held on Monday, May 17, 2010 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2009
Historical Distribution Summary

		Short-	Long-		Undistributed	Taxes Paid on
		Term	Term	Non-Taxable	Long-Term	Undistributed		Adjustment
	Investment	Capital	Capital	Return of	Capital	Capital	Total	to
	Income	Gains (b)	Gains	Capital	Gains	Gains (c)	Distributions (a)	Cost Basis
Common Stock
2009	$0.00040	—	—	$0.71960	—	—	$0.72000	$0.71960
2008	0.01000	—	—	0.79000	—	—	0.80000	0.79000	–
2007 (d)	0.10455	$0.05323	$0.52679	0.63543	—	—	1.32000	0.63543	–
2006	0.15690	0.06400	0.65910	—	—	—	0.88000	—
2005 (e)	0.08756	0.00672	0.75572	—	—	—	0.85000	—
2004	0.01930	0.04990	0.73080	—	—	—	0.80000	—
2003	0.01140	0.04480	0.63380	—	—	—	0.69000	—
2002	0.05180	0.01550	0.88270	—	—	—	0.95000	—
2001 (f)	0.06700	0.06400	0.94900	—	—	—	1.08000	—
2000	0.04070	0.15500	1.11430	—	—	—	1.31000	—
1999 (g)	0.03010	0.21378	0.99561	0.91176	—	—	2.15125	0.91176	–
1998	0.06420	—	1.10080	—	—	—	1.16500	—
1997	0.07610	0.00210	0.93670	0.02510	—	—	1.04000	0.02500	–
1996	0.10480	—	0.78120	0.11400	—	—	1.00000	0.11400	–
1995 (h)	0.12890	—	0.49310	0.37800	—	—	1.00000	0.37800	–
1994 (i)	0.13536	0.06527	0.30300	1.38262	—	—	1.88625	1.38262	–
1993 (j)	0.13050	0.02030	0.72930	0.22990	—	—	1.11000	0.22990	–
1992 (k)	0.20530	0.04050	0.29660	0.51760	—	—	1.06000	0.51760	–
1991 (l)	0.22590	0.03990	0.14420	0.68000	—	—	1.09000	0.68000	–
1990	0.50470	—	0.22950	0.44580	—	—	1.18000	0.44580	–
1989	0.29100	0.35650	0.66250	—	$0.62880	$0.21380	1.31000	0.41500	+
1988	0.14500	0.20900	0.19600	—	0.25130	0.08540	0.55000	0.16590	+
1987	0.25600	0.49100	0.33500	—	—	—	1.08200	—

5.875% Series D Cumulative Preferred Stock
2009	$1.46875	—	—	—	—	—	$1.46875	—
2008	1.46875	—	—	—	—	—	1.46875	—
2007	0.22096	$0.11474	$1.13305	—	—	—	1.46875	—
2006	0.26193	0.10688	1.09994	—	—	—	1.46875	—
2005	0.14405	0.01170	1.31300	—	—	—	1.46875	—
2004	0.03542	0.09159	1.34174	—	—	—	1.46875	—
2003	0.00535	0.02086	0.29610	—	—	—	0.32231	—

THE GABELLI EQUITY TRUST INC.
INCOME TAX INFORMATION (Continued) (Unaudited)
December 31, 2009
Historical Distribution Summary (Continued)

		Short-	Long-		Undistributed	Taxes Paid on
		Term	Term	Non-Taxable	Long-Term	Undistributed		Adjustment
	Investment	Capital	Capital	Return of	Capital	Capital	Total	to
	Income	Gains (b)	Gains	Capital	Gains	Gains (c)	Distributions (a)	Cost Basis
6.200% Series F Cumulative Preferred Stock
2009	$1.55000	—	—	—	—	—	$1.55000	—
2008	1.55000	—	—	—	—	—	1.55000	—
2007	0.23330	$0.12100	$1.19570	—	—	—	1.55000	—
2006	0.03527	0.01480	0.15229	—	—	—	0.20236	—

Auction Rate Series C Cumulative Preferred Stock
2009	$70.60000	—	—	—	—	—	$70.60000	—
2008	760.66000	—	—	—	—	—	760.66000	—
2007	203.92150	$105.89030	$1,045.68820	—	—	—	1,355.50000	—
2006	219.92983	89.73249	923.57769	—	—	—	1,233.24000	—
2005	83.01020	6.73650	756.60330	—	—	—	846.35000	—
2004	9.15570	23.67550	346.83810	—	—	—	379.66930	—
2003	5.42000	21.05000	298.41000	—	—	—	324.88000	—
2002	12.28350	3.71450	209.89200	—	—	—	225.89000	—

Auction Rate Series E Cumulative Preferred Stock
2009	$65.24000	—	—	—	—	—	$65.24000	—
2008	783.29000	—	—	—	—	—	783.29000	—
2007	199.17211	$103.42412	$1,021.33377	—	—	—	1,323.93000	—
2006	218.22316	89.03616	916.41068	—	—	—	1,223.67000	—
2005	82.44330	6.69050	751.43620	—	—	—	840.57000	—
2004	9.30280	24.05620	352.41090	—	—	—	385.76000	—
2003	1.07000	4.18000	59.32000	—	—	—	64.57000	—

(a)	Total amounts may differ due to rounding.

(b)	Taxable as ordinary income.

(c)	Net Asset Value was reduced by this amount on the last business day of the year.

(d)	On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.

(e)	On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.

(f)	On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.

(g)	On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.

(h)	On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.

(i)	On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.

(j)	On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.

(k)	On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.

(l)	On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

–	Decrease in cost basis.

+	Increase in cost basis.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Equity Trust Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940—3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS
THE GABELLI EQUITY TRUST INC.
One Corporate Center, Rye, NY 10580-1422
Directors
Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
     GAMCO Investors, Inc.
Dr. Thomas E. Bratter
     President & Founder, John Dewey Academy
Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.
James P. Conn
     Former Managing Director &
     Chief Investment Officer,
     Financial Security Assurance Holdings Ltd.
Frank J. Fahrenkopf, Jr.
     President & Chief Executive Officer,
     American Gaming Association
Arthur V. Ferrara
     Former Chairman & Chief Executive Officer,
     Guardian Life Insurance Company of America
Anthony R. Pustorino
     Certified Public Accountant,
     Professor Emeritus, Pace University
Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Carter W. Austin
     Vice President
Peter D. Goldstein
     Chief Compliance Officer
Molly A.F. Marion
     Vice President & Ombudsman
Agnes Mullady
     Treasurer & Secretary
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Willkie Farr & Gallagher LLP
Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		5.875%	6.20%
	Common	Preferred	Preferred
NYSE—Symbol:	GAB	GAB PrD	GAB PrF
Shares Outstanding:	180,862,988	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC. One Corporate Center, Rye, NY 10580-1422 Phone: 800-GABELLI (800-422-3554) Fax: 914-921-5118 Internet: www.gabelli.com e-mail: closedend@gabelli.com GAB Q4/2009

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,250 for 2008 and $55,400 for 2009.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $10,580 for 2008 and $20,200 for 2009. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2008 and $5,000 for 2009. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     - Operations
     - Legal Department

     - Proxy Department
     - Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:
     The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:

-	Paying greenmail

-	Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
-	Stock split

-	Stock option or other executive compensation plan

-	Finance growth of company/strengthen balance sheet

-	Aid in restructuring

-	Improve credit rating

-	Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

				No. of	Total Assets
				Accounts	in Accounts
				where	where
		Total		Advisory Fee	Advisory Fee
Name of Portfolio	Type of	No. of Accounts	Total	is Based on	is Based on
Manager	Accounts	Managed	Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	22	11.7B	5	2.7B
	Other Pooled Investment Vehicles:	15	382.9M	14	349.9M
	Other Accounts:	1,840	10.6B	6	1.2B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Trust. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that they manage. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario Gabelli owned over $1,000,000 of shares of the Trust as of December 31, 2009.
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 07/01/09 through 07/31/09	Common – N/A Preferred Series D – 716 Preferred Series F – N/A	Common – N/A Preferred Series D – $23.06 Preferred Series F – N/A	Common – N/A Preferred Series D – 716 Preferred Series F – N/A	Common – 178,263,617 Preferred Series D – 2,364,576 – 716 = 2,363,860 Preferred Series F – 5,850,402

Month #2 08/01/09 through 08/31/09	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 178,263,617 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #3 09/01/09 through 09/30/09	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 179,572,034 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #4 10/01/09 through 10/31/09	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 179,572,034 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #5 11/01/09 through 11/30/09	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 179,572,034 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Month #6 12/01/09 through 12/31/09	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – N/A Preferred Series D – N/A Preferred Series F – N/A	Common – 180,862,988 Preferred Series D – 2,363,860 Preferred Series F – 5,850,402

Total	Common – N/A Preferred Series D – 716 Preferred Series F – N/A	Common – N/A Preferred Series D – $23.06 Preferred Series F – N/A	Common – N/A Preferred Series D – 716 Preferred Series F – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/5/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/5/10

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/5/10

*	Print the name and title of each signing officer under his or her signature.